SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITES
                          EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT [_]

CHECK THE APPROPRIATE BOX:

[_] PRELIMINARY PROXY STATEMENT

[X] DEFINITIVE PROXY STATEMENT

[_] DEFINITIVE ADDITIONAL MATERIALS

                                 CALMAT CO.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             CHRISTINE MC VEIGH
                                 CALMAT CO.
                           3200 SAN FERNANDO ROAD
                           LOS ANGELES, CA 90065
                              (213) 258-2777
                 (NAME OF PERSON(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] $125 PER EXCHANGE ACT RULES 0-11(c) (1)(ii), 14a-6(i)(1), OR 14a-6(j)(2).

[_] $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT
    RULE 14a-6(i)(3).

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(4) AND 0-11.

(1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
(2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTIONCOMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:*
(4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
* SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED.

[_] CHECK BOX IF ANY PARTY OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE
    0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, ON THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1) AMOUNT PREVIOUSLY PAID:             _____________________________________

(2) FORM, SCHEDULE OR REGISTRATION NO.: _____________________________________

(3) FILING PARTY:                       _____________________________________

(4)  DATE FILED:                        _____________________________________



[CALMAT CO] (LOGO STYLE)
                                                  P.O. BOX 2950 TERMINAL ANNEX
                                            LOS ANGELES, CALIFORNIA 90051-9552
                                      GENERAL OFFICES:  3200 SAN FERNANDO ROAD
                                                 LOS ANGELES, CALIFORNIA 90065
                                                    TELEPHONE:  (213) 258-2777



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on April 27, 1994



         The Annual Meeting of Stockholders of CalMat Co., a Delaware corporation (the "Company"), will be held in the Pacific Ballroom of the Los Angeles Hilton Hotel, 930 Wilshire Boulevard,
Los Angeles, California, on Wednesday, April 27, 1994, at 10:00 a.m., for the purpose of:

         1. Electing eleven directors to serve during the ensuing year and until their successors are elected or appointed;

         2. Ratifying the selection of the Board of Directors of auditors for the year 1994;

         3. Considering and acting upon a proposal that the stockholders approve a Stock Option Plan for Officers, Directors and Key Employees, as recommended by the Board of Directors; and

         4. Transacting such other business as may properly come before the meeting and any postponements or adjournments thereof.

         The Board of Directors has fixed March 10, 1994, as the record date for the determination of stockholders entitled to vote at this meeting. You are cordially invited to attend the stockholders' meeting. Whether or not you plan to attend, please sign, mark and return the enclosed proxy card. If you do attend the meeting and desire to vote in person, your proxy vote can be rescinded at that time.



                                                      A. FREDERICK GERSTELL
                                                      Chairman of the Board



Los Angeles, California
March 17, 1994

                                CALMAT CO.
                          3200 San Fernando Road
                          Los Angeles, CA 90065

                          ======================

                              PROXY STATEMENT

                          ======================



         This statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of CalMat Co. (the "Company"), to be held on Wednesday, April 27, 1994 (the "Annual Meeting"). This solicitation is made by the Board of Directors of the Company, and the costs thereof, which will be borne by the Company, are expected to be nominal. In addition to solicitation of proxies by mail, the Company may utilize the services of directors, officers and regular employees of the Company (who will receive no additional compensation therefor) to solicit proxies personally and by telephone and facsimile. In addition, Georgeson & Company, Inc. has been retained by the Company to assist in the solicitation of proxies. The anticipated fee of this proxy solicitor is $7,000, plus its out-of-pocket costs and expenses. The proxy may be revoked by a stockholder at any time prior to its use by delivering written notice of such revocation to the Secretary of the Company at its principal executive offices, 3200 San Fernando Road, Los Angeles, California 90065, by submitting a later dated proxy, or by attending the Annual Meeting and voting in person.

         Brokerage houses, custodians, nominees, and others who hold stock in their names will be reimbursed for expenses incurred by them in sending proxy material to their principals.

         The approximate date on which this proxy statement and the form of proxy will first be sent or given to security holders is March 17, 1994.

         The stockholders of record at the close of business on March 10, 1994 are entitled to one vote for each share of stock held by them. Each stockholder entitled to vote at any election for directors has the right to cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or to distribute his votes on the same principle among as many candidates as he wishes. The proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of nominees. Stockholders who wish to cumulate their votes must so indicate on the form of proxy. Proxies cannot be voted for a greater number of persons than the number of nominees named. A majority of the stock issued and outstanding, represented in person or by proxy, constitutes a quorum for the transaction of business at the meeting.

         On February 25, 1994, there were outstanding 23,136,077 shares of the Company's Common Stock, $1 par value, all of which are of one class.


              STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following shows information with respect to the only persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding stock as of February 25, 1994, for the officers named in this proxy statement under the caption "Management Remuneration," and for directors and officers as a group. For the purpose of this proxy statement, beneficial ownership of securities is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of the securities regardless of any economic interest therein. Unless noted otherwise, beneficial owners listed have sole voting and investment power with respect to the shares reported.

Name and Address of                                  Amount and Nature of               Percent of
Beneficial Owner                                     Beneficial Ownership               Class
==================================================================================================

The Dan Murphy Foundation                            4,157,247 shares                   17.97
    Post Office Box 711267
    Los Angeles, CA 90071

A. Frederick Gerstell                                267,232 shares (a)                  1.16
    Chairman of the Board,
    President, Chief Executive
    Officer and Chief Operating
    Officer
Scott J Wilcott                                      109,381 shares (a)                  (b)
    Executive Vice President,
    Law & Property
Delbert H. Tanner                                    1,000 shares (a)                    (b)
    Executive Vice President,
    Construction Materials
Paul Stanford                                        14,424 shares (a)                   (b)
    Senior Vice President -
    Administration, General
    Counsel and Secretary
Edward J. Kelly                                      9,249 shares (a)                    (b)
    Senior Vice President,
Treasurer and Chief Accounting
    Officer
Directors and officers as a group                    1,237,112 shares (a)                5.35

____________

(a)      The amounts shown include the following shares that may be acquired within
          60 days pursuant to outstanding option grants:  A. Frederick Gerstell,
         232,550 shares; Scott J Wilcott, 93,250 shares; Delbert H. Tanner, -0-
         shares; Paul Stanford, 14,124 shares; Edward J. Kelly 9,249 shares and all directors and officers as a group, 393,502 shares.

(b)      Less than 1%.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS


         The Company's Bylaws provide for a Board of Directors, consisting of from eleven to fifteen directors, with the exact number to be determined by the Board. In February 1994, the Board voted to reduce the number of directors from thirteen to eleven, effective upon the expiration of the term of the then serving directors at the 1994 Annual Meeting. Accordingly, eleven directors, who will comprise the entire Board of Directors, will be elected at the 1994 Annual Meeting. Each of the nominees for director named below is a member of the present Board of Directors, and the term of office for which each nominee is a candidate will expire at the next Annual Meeting or when his successor shall have been elected or appointed. All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions to the contrary, votes will be cast for the election of the following as directors, pursuant to the proxies solicited hereby. In the unanticipated event that any nominee should become unavailable for election as a director, the proxies will be voted for any substitute nominee named by the Board of Directors.

                                                                        Shares of Company
                                   Position            First           Stock Beneficially
                                     with            Became a              Owned as of                    Percent
Name                       Age     Company           Director          February 25, 1994(a)               of Class
==================================================================================================================

John C. Argue              62      Director          1990                  1,500                             *
Harry M. Conger            63      Director          1981 (b)              3,000                             *
Rayburn S. Dezember        63      Director          1989                  3,600                             *
A. Frederick Gerstell      56      Chairman of       1981 (b)            267,232 (c)                      1.16
                                   the Board,
                                   President and
                                   Director
Richard A. Grant, Jr.      54      Director          1972 (b)             38,000 (d)                         *
Grover R. Heyler           67      Director          1978                  2,000                             *
William T. Huston          66      Director          1978                  5,280                             *
William Jenkins            74      Director          1973                 49,834                             *
Thomas L. Lee              51      Director          1990                  2,000                             *
Thomas M. Linden           50      Director          1978                649,626 (e)                        2.81
Stuart T. Peeler           64      Director          1966 (b)             14,000 (f)                         *
____________

*  Less than 1%

(a)      Unless otherwise indicated, the beneficial owner (within the meaning of the rules of the
         Securities and Exchange Commission) of the shares shown has sole voting and investment power, subject to applicable community property and similar laws.

(b)      Includes service as a director of a predecessor constituent company, California Portland
         Cement Company ("CPC").  Each of these nominees for director became a director upon formation of the Company in 1984 by the combination of CPC and Conrock Co. ("Conrock").

(c)      Of the shares shown, 232,550 are shares which Mr. Gerstell has the right to acquire under existing stock option agreements.  Mr. Gerstell disclaims any beneficial interest in the
         3,000 shares owned by his wife.

(d)      Mr. Grant disclaims any beneficial interest in the 4,157,247 shares owned by The Dan Murphy
         Foundation, of which he is Secretary, Treasurer and a Trustee, and in the 302,685 shares owned by the P.D. Byrne Trust, of which he is a Co-Trustee.  Included in the shares shown are
         8,000 shares beneficially owned by Mr. Grant's children as to which he has shared voting and investment power.

(e)      Mr. Linden has shared voting and investment power with respect to 306,524 shares of the shares shown.  Mr. Linden disclaims beneficial ownership with respect to 169,976 shares held by trusts of which his children are beneficiaries, and of which he is Trustee.

(f)      Mr. Peeler has shared voting and investment power with respect to the shares shown.

                      1994 NOMINEES FOR DIRECTOR

John C. Argue. Senior partner of the Los Angeles law firm of Argue, Pearson, Harbison & Myers where he has practiced law since 1972. He is a Director of Avery Dennison, Inc. and a Trustee of TCW Funds, Inc., the TCW/DW Family of Funds and Term Trusts 2000, 2002, 2003.

Harry M. Conger. Chairman of the Board and Chief Executive Officer of Homestake Mining Company since 1986. He was also its President from 1982 to 1986. Mr. Conger is also a Director of ASA, Ltd.,
Baker Hughes, Inc., and Pacific Gas and Electric Company.

Rayburn S. Dezember.  Serves on the boards of Wells Fargo and
Company, Wells Fargo Bank and Tejon Ranch Co. Mr. Dezember served as Chairman of the Board and Chief Executive Officer of Central
Pacific Corp. from 1981 to 1990.

A. Frederick Gerstell. Chairman of the Board, President, Chief Executive Officer and Chief Operating Officer of the Company.
Prior to 1991, Mr. Gerstell was President, Chief Executive Officer and Chief Operating Officer. From 1984 to 1988, Mr. Gerstell was President and Chief Operating Officer of the Company. From 1981 to 1984, he was President and Chief Operating Officer and a Director of CPC and, prior to 1981, a Vice President of CPC.

Richard A. Grant, Jr.  Private investor and co-trustee of M. B.
Scott trusts. Mr. Grant is Secretary, Treasurer and a Trustee of the Dan Murphy Foundation, a nonprofit foundation which owns
4,157,247 shares of the Company's Common Stock.

Grover R. Heyler.   Retired partner of the law firm of Latham &
Watkins, where he had practiced law since 1952. Since his retirement at the end of 1992, he has been "of counsel" to the firm. The Company retained the services of Latham & Watkins during 1993 and has retained such services in 1994.

William T. Huston. Chairman of the Board of Watson Land Company since January 1, 1994, formerly known as Watson Industrial Properties, a real estate development company. From 1963 to 1985, he was its President and Chief Executive Officer, and from 1986 through 1993, he was its Chairman and Chief Executive Officer.

William Jenkins. Retired as Chairman of the Board of the Company at the end of 1990. Prior to 1988, Mr. Jenkins was Chairman of the Board and Chief Executive Officer and, prior to 1984, President,
Chief Executive Officer and a Director of Conrock.

Thomas L. Lee.   Has served as Chief Executive Officer, as a
Director, and since July 1989 as Chairman of The Newhall Land and Farming Company, a publicly-traded California limited partnership. He served as its President and Chief Executive Officer from 1987 to 1989, and as President and Chief Operating Officer from 1985 to 1987. He also is a Director of First Interstate Bancorp and of First Interstate Bank of California.

Thomas M. Linden.  Private investor.  He was Executive Vice
President and General Manager - Properties Division of the Company from May 1985 through May 1989. Before that time, he was a partner with Smith, Linden and Basso, certified public accountants.

Stuart T. Peeler. Petroleum industry consultant and independent oil and gas producer since the beginning of 1989. He was Chairman of the Board and Chief Executive Officer of Statex Petroleum, Inc., from 1982 through 1989 and was its President from 1983 to 1986.
Mr. Peeler is also a Director of Chieftain International, Inc., Chieftain International Funding Corp., Homestake Mining Company and Homestake Gold of Australia, Ltd.

              BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

         During 1993, the Board of Directors met ten times. Directors who are not Company employees are paid a quarterly retainer fee of $3,500 for service on the Board -- $4,000 if the director also serves as a Committee Chairman. In addition, a fee of $800 is paid to each non-employee director for each Board or Committee meeting attended. The Board meeting attendance fee has been increased to $1,200 effective January 1, 1994.

         The Board of Directors has an Audit Committee, a Management Development and Compensation Committee ("Compensation Committee"), and a Nominating Committee. During 1993, the Audit and
Compensation Committees met three times and four times, respectively. The Nominating Committee did not meet in 1993. With the exception of Mr. Oscar T. Lawler, who passed away in September of 1993, all directors attended more than 75% of all Board and Committee meetings.

Audit Committee
   Members
         John C. Argue, Chairman
         Rayburn S. Dezember
         Grover R. Heyler
         William T. Huston
         Stuart T. Peeler
The Audit Committee recommends the selection of independent auditors and approves their fee arrangement. The Audit Committee reviews the plan and scope of the audit and the resulting audit report and management letter. The Audit Committee also discusses with management and the outside auditors the effect of recently issued accounting standards on the Company's financial statements.

Management Development and Compensation Committee
   Members
         Stuart T. Peeler, Chairman
         John C. Argue
         Harry M. Conger
         William Jenkins
         Thomas L. Lee
         Thomas M. Linden
The Management Development and Compensation Committee
("Compensation Committee") approves, and recommends to the Board of Directors, remuneration for senior management of the Company, the adoption of any compensation plans and the granting of stock options or other benefits under such plans. The Compensation
Committee also makes recommendations to the Board concerning director compensation.

Nominating Committee
   Members
         Thomas L. Lee, Chairman
         Harry M. Conger
         Richard A. Grant, Jr.
         Grover R. Heyler
         William T. Huston
The Nominating Committee recommends to the Board of Directors nominees to fill Board vacancies, and a slate of nominees for election at the annual meeting of stockholders. The Nominating
Committee has no formal procedures for consideration of recommendations for nominees which may be submitted by stockholders.

                        COMPLIANCE WITH SECTION 16(a)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission and the New York Stock
Exchange initial reports of ownership and reports of changes in ownership of the Common Stock of the Company. Officers, directors and greater than ten-percent stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1993, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except that Thomas M. Linden, a director of the Company, filed a late report covering two exempt transactions effected by a trust of which Mr. Linden is a co-trustee. Neither Mr. Linden nor any member of his immediate family had any beneficial interest in the two transactions which were reported late.

                         MANAGEMENT REMUNERATION

         The Summary Compensation Table following shows the remuneration paid or accrued by the Company during the fiscal years ended December 31, 1993, 1992 and 1991 to the named individuals for services rendered in all capacities. The tables following the Summary Compensation Table show option grants and exercises during the last fiscal year, and year-end information with respect to outstanding options. A graph showing performance of the Company's stock during the latest five (5) fiscal years is also included.

                                           SUMMARY COMPENSATION TABLE
                                                                                 Long Term
                                      Annual Compensation (A)                   Compensation
                                   ============================                 ============       All Other
                                   Salary   Bonus       Options                    Options       Compensation
Name and Principal Position         Year     ($)          ($)                        (#)            (B, C)
=============================================================================================================

A. Frederick Gerstell (D)          1993     $430,000     $100,000                  50,000          $79,837
  Chairman of the Board,           1992     $430,000     $ 66,000                  40,000          $76,322
  President, Chief Executive       1991     $410,000     $200,000                  60,000            ---
  Officer, Chief Operating
  Officer, and Director

Scott J Wilcott                    1993     $232,500       $25,000                 20,000          $47,685
  Executive Vice President,        1992     $232,500          ---                  15,000          $41,603
  Law and Property                 1991     $225,000       $60,000                 25,000            ---

Delbert H. Tanner*                 1993     $118,267       $60,000                 35,000          $82,920
  Executive Vice President,        1992        ---            ---                    ---              ---
  Construction Materials           1991        ---            ---                    ---              ---

Paul Stanford                      1993     $182,731        $30,000                 20,000         $31,256
  Senior Vice President -          1992     $164,846        $20,000                 15,000         $27,678
  Administration, General          1991     $150,401        $25,000                  8,750            ---
  Counsel and Secretary

Edward J. Kelly                    1993     $129,766        $22,500                 10,000         $21,422
  Senior Vice President,           1992     $124,201        $15,000                  6,500         $21,303
  Treasurer, and Chief             1991     $115,000        $18,000                  6,250            ---
  Accounting Officer

* Mr. Tanner joined the Company on July 7, 1993

(A)      Amounts shown include cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers.

(B)      The amounts shown in this column for the last fiscal year include the following items:  (i)
         Mr. Gerstell: $21,006 - Company accrual to the Thrift and Profit-Sharing Retirement Plan and
         Money Purchase Pension Plan for Employees of CalMat Co., a defined contribution plan (DCP);
         $48,739 - Company accrual to the Non-qualified Deferred Compensation Plan for Selected
         Executives of CalMat Co., a non-qualified defined contribution plan (NDCP); $7,290 - Company paid term life insurance (TLI); (ii) Mr. Wilcott: $21,006 - Company accrual to DCP; $22,944
         - Company accrual to NDCP; $3,735 - Company paid TLI; (iii) Mr. Tanner: Not eligible for
         Company accrual to DCP; not eligible for Company accrual to NDCP; $37,500 - Company accrual to a deferred compensation plan; $383 - Company paid TLI; $36,556 Company paid moving expenses; $8,481 Company paid housing allowance; (iv) Mr. Stanford: $21,006 - Company accrual to DCP; $8,522 Company accrual to NDCP; $1,728 - Company paid TLI; (v) Mr. Kelly $21,159 -
         Company accrual to DCP; no Company accrual to NDCP; $263 - Company paid TLI.

(C)      Information for years ending prior to December 15, 1992 is not required to be disclosed.

(D)      Under the Supplemental Executive Retirement Agreement, a defined benefit supplemental retirement plan, Mr. Gerstell will receive, at age 65, a supplemental benefit added to amounts received from Social Security, the DCP and the NDCP, such that the total will approximate 70% of final average pay.  During 1993, $93,865 was paid to a Company trust created to fund this benefit.

                          EMPLOYMENT AGREEMENTS

         An employment agreement between the Company and Mr. Gerstell currently provides for compensation at an annual rate of $460,000.
In addition to providing benefits in the case of disability, the agreement provides that the compensation and other benefits (including bonus, retirement plan contributions and insurance coverages) shall continue unabated for four years from the date of notice of termination by the Company. In the event the Company significantly reduces the importance of his responsibilities, reduces his compensation or benefits, relocates the Company's principal executive offices outside Los Angeles or reassigns him to a location other than the principal executive offices, Mr. Gerstell may terminate the agreement and receive the salary and benefits that would have been provided to him under the agreement for four years.

         Mr. Wilcott has a three-year employment agreement with the Company which currently provides for annual compensation of $232,500. Mr. Stanford has a two-year employment agreement which currently provides for annual compensation of $200,000. In addition to providing benefits in the case of disability, each agreement provides that compensation and other benefits (including bonus, retirement plan contributions and insurance coverages) shall continue unabated for the period specified from the date of any notice of termination by the Company and that, in the event the Company reduces the importance of the executive's responsibilities, reduces his compensation or benefits, relocates the Company's principal executive offices outside Los Angeles or reassigns him to a location other than the principal executive offices, the executive may terminate the agreement and receive the salary and benefits for the period specified that would have been provided to him under the agreement.

         Mr. Tanner has an agreement with the Company with respect to severance which provides that he will receive twelve months salary ($250,000) upon termination for any reason.

                                       OPTIONS GRANT TABLE
                           Number of        % of Total
                           Securities       Options
                           Underlying       Granted           Exercise or                        Grant Date
                           Options          to Employees      Base Price        Expiration       Present Value
Name                       Granted (A)      in Fiscal Year    ($/Share)(B)      Date                  (C)
==============================================================================================================

A. Frederick Gerstell      50,000           12.1              $17.50            11-23-03         $367,650
Scott J Wilcott            20,000            4.8              $17.50            11-23-03          147,060
Delbert H. Tanner          35,000            8.5              $17.63               (D)            258,855
Paul Stanford              20,000            4.8              $17.50            11-23-03          147,060
Edward J. Kelly            10,000            2.4              $17.50            11-23-03           73,530

(A)      Options granted in 1993 are exercisable starting at 12 months after the grant date, with 25%
         of the shares covered thereby becoming exercisable at that time and with an additional 25%
         of the option shares becoming exercisable on each successive anniversary date, with full vesting occurring on the fourth anniversary date.  The options were granted for a term of 10 years, however, no portion of any option which is unexercisable at termination of employment will become exercisable.

(B)      The exercise price may be paid by cash, by delivery of shares of the Company's Common Stock owned by the Optionee or, with consent of the Compensation Committee, by delivery of a full-recourse promissory note.

(C)      The Modified Black-Scholes Option Valuation Model modifies the Black-Scholes formula to include the impact of cash dividend payments and the right to exercise options prior to maturity.  The volatility factor and risk-free rate of return used in the modified model were
         26% and 5.79%, respectively.  The dividend yield at December 31, 1993 for the Company of 1.9%
         was used in the modified model.  The model assumes that options are held until maturity.

(D)      10,000 shares granted at $17.75 per share on July 7, 1993 will expire July 7, 2003; and
         25,000 shares granted at $17.50 per share on November 23, 1993 will expire November 23, 2003.

                             OPTION EXERCISES AND YEAR-END VALUE TABLE

                       Aggregated Option Exercises in Last Fiscal Year and
                                        FY-End Option Values

                                                                                                 Value of
                                                                       Number of                 Unexercised
                                                                       Unexercised               In-the-Money
                                                                       Options                   Options
                                                     Value Realized    at FY-End                 at FY-End (B)
                           Shares Acquired           at Date of        Exercisable/              Exercisable/
Name                       on Exercise               Exercise (A)      Unexercisable             Unexercisable
=================================================================================================================

A. Frederick Gerstell        ---                       ---             232,550/121,250           $294,325/233,750
Scott J. Wilcott           23,150                    $141,743            93,250/48,750            $118,875/94,375
Delbert H. Tanner            ---                       ---                ---  /35,000            $ ---  /124,375
Paul Stanford                ---                       ---               14,124/37,626              $7,655/80,158
Edward J. Kelly              ---                       ---                9,249/19,501              $5,467/41,721

(A)      Market value of the underlying securities at exercise date minus the exercise price of the options.

(B)      Market value of the underlying securities at year-end minus the exercise price of in-the-money options.

                     COMPARISON OF FIVE YEAR CUMULATIVE
                           TOTAL STOCKHOLDER RETURN
                         AMONG CALMAT CO., S & P 500,
                          AND PEER GROUP COMPOSITE


Measurement period                                                     S&P 500                   Peer
(Fiscal year covered)                       CalMat                     Index                     Composite *
- - ---------------------                       ------                     --------                  ---------

Measurement PT -
12/31/88                                    $100.00                    $100.00                   $100.00

FYE 12/31/89                                $109.30                    $131.64                   $104.94
FYE 12/31/90                                $ 70.26                    $127.61                   $ 72.28
FYE 12/31/91                                $ 88.51                    $166.36                   $ 82.33
FYE 12/31/92                                $ 88.43                    $179.05                   $ 88.70
FYE 12/31/93                                $ 84.87                    $197.04                   $111.60


*  The Peer Group Composite is comprised of Dravo Corp., Florida
Rock Industries, Granite Construction, Inc., Lafarge Corp.,
Southdown, Inc., Texas Industries, Inc., Vulcan Materials Co. and
CalMat Co.

               MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

         The Management Development and Compensation Committee (the "Compensation Committee") is responsible for setting and administering the policies which govern both annual compensation and incentive programs for key managerial executives. The Committee usually meets three times annually for the purpose of granting salary increases, bonus awards, and stock options. It evaluates corporate and individual performance, current compensation, and share ownership of the managerial group. The employees of the Company who participate in the bonus and stock option plans are those who, in the estimation of the Compensation Committee, have a substantial opportunity to enhance stockholder value over time.

         The Committee's purpose is to ensure that management is enabled to attract and retain well-qualified employees who are capable of managing for the benefit of stockholders and contributing to the Company's success. To accomplish this goal, compensation is intended to be competitive both within the industry as a whole and when compared to like-size companies in the geographical areas served by the Company. Inflation, the cost of living, and business conditions are taken into consideration. Additionally, the Company surveys other construction materials companies and obtains compensation information from approximately twenty industry participants. All of the companies included in the Peer Group Composite of the performance graph are included in these compensation surveys. Because the Company competes for talent with a broader group of companies, other than those appropriate for inclusion in the performance graph, the surveys include these other companies. A broader group of nonconstruction-related companies operating in the major population centers where the Company operates are also surveyed. The Company utilizes professional surveys from firms such as William M. Mercer, Inc., American Compensation Association, and The Wyatt Company to obtain a wider perspective for the Compensation Committee. These professional firms survey industry, in general, and the mining industry, specifically, as well as regions where the Company has a presence.

         The final determination of base salary adjustments and incentive bonus awards is made solely by the Compensation Committee after consultation with the Chief Executive Officer. Stock Option Grants are made by the Stock Option Committee, a subcommittee of the Compensation Committee. In setting an executive's base salary and bonus and in granting stock options, consideration is given to maintenance of internal equity, the executive's level of responsibility, and the performance of the executive's area of responsibility. Stock options were granted considering the cyclical nature of the industry and the desirability of long-term employee incentives. Bonuses are paid from an annual bonus fund which is a direct function of the operating earnings of the Company, excluding extraordinary gains and losses and gains from assets held for sale. The fund is then distributed to participants at the discretion of the Compensation Committee, based on individual performance. Bonus awards are paid shortly following fiscal year end and represent awards for the preceding year. The 1993 bonus fund was approximately twice the value of the 1992 bonus fund reflecting the year-to-year improvement in operating earnings, while the business climate in which the Company operates remained depressed.

         With respect to compensation of the Chief Executive Officer ("CEO"), the Compensation Committee meets without him being present to evaluate his performance and reports on that evaluation to the independent directors of the Board. The Compensation Committee exercises greater discretion with respect to CEO compensation than with other key executives, and considers the performance of the Company relative to the business cycle, recognizing that the Company is in a cyclical industry, and relative to the Company's profit goals. Because the Company is in a cyclical industry, performance for both the most recent fiscal year and over a longer period is considered. The Compensation Committee also considers the short- and long-term performance of the Company relative to industry peers and to similar industries. Major weight is given to operating earnings, as with other managers. Finally, the Compensation Committee considers particular accomplishments of the CEO which are judged to contribute to long-term stockholder value. The Committee considered the Company's improved 1993 results in difficult markets in which overall construction spending declined. Also considered was the dramatic improvement in the earnings of the Concrete and Aggregates Division. Other factors which influence the CEO's compensation include his establishment of clear and sound objectives and the achievement of those objectives, his ability to create overall management strength, his development of successor management, his performance in communicating and in causing top managers to communicate effectively with the Board and his use of the Board as a resource to aid effective management. The Committee does not evaluate these factors by a predetermined formula or weighting, but reaches its conclusions based on the judgments of its members. After considering these factors, CEO base compensation was raised from $430,000 annually to $460,000 annually. The CEO received a 1993 bonus of $100,000.

                Compensation Committee Members:
                  Stuart T. Peeler, Chairman
                        John C. Argue
                       Harry M. Conger
                       William Jenkins
                        Thomas L. Lee
                      Thomas M. Linden


             COMPENSATION COMMITTEE INTERLOCKS
                AND INSIDER PARTICIPATION

         None of the members of the Compensation Committee are present or former members of management except Mr. William Jenkins, who is a retired Chairman of the Board of Directors and was CEO of the Company from July 1984 to January 1988, and Mr. Thomas M. Linden, who was Executive Vice President and General Manager - Properties Division of the Company from May 1985 through May 1989.

                           PROPOSAL 2

                     INDEPENDENT ACCOUNTANTS

         Upon recommendation of the Audit Committee, the Board of Directors has selected the firm of Coopers & Lybrand, certified public accountants, to audit the books and records of the Company and its subsidiaries for the year 1994 and to perform such other services as may be required of them. The firm is considered to be well qualified. Ratification by the stockholders of the selection of such firm is therefore recommended. The Company's financial statements for 1993 were examined by Coopers & Lybrand. As in the past, a representative of Coopers & Lybrand is expected to be present at the stockholders' meeting, and this representative will have the opportunity to make a statement and respond to appropriate questions.

                             PROPOSAL 3

                         STOCK OPTION PLAN

         The Company has three existing stock option plans: the Stock Option Plan for Executive and Key Employees of CalMat Co. (the
"CalMat Plan"), the 1987 Stock Option Plan for Executive and Key Employees of CalMat Co. (the "1987" Plan"), and the 1990 Stock
Option Plan for Executive and Key Employees of CalMat Co. (the
"1990" Plan"), approved by Company's stockholders on June 27, 1984, April 15, 1987 and April 25, 1990, respectively. Under these plans, 400,000 shares, 1,000,000 shares, and 600,000 shares, respectively, of the Company's Common Stock were authorized for grants by the Compensation Committee to key employees as incentive and non-qualified stock options. All options have an exercise price equal to the fair market value at the date of grant. There are presently approximately 130 executives or other key employees of the Company or its subsidiaries eligible to receive incentive stock options and non-qualified stock options, and 10 independent directors of the Company who are eligible to receive non-qualified stock options.

         As of November 23, 1993, the number of shares of the Company's Common Stock available for grant under the CalMat Plan, the 1987
Plan, and the 1990 Plan were 70,270, 159,238, and 101,250,
respectively. In order that the Company may continue to obtain and retain the services of key professional, technical and managerial employees, the Board of Directors believes that the Company should be in a position to continue to grant stock options. Accordingly, on November 23, 1993, the Board adopted the 1993 Stock Option Plan for Executive and Key Employees of CalMat Co. (the "1993 Plan"), covering 900,000 shares of Common Stock. On January 25, 1994, the Compensation Committee amended the 1993 Plan to include Company directors. The Amended and Restated 1993 Stock Option Plan for Officers, Directors, and Key Employees of CalMat Co. (the "Plan") is summarized below. The Board recommends the Plan's approval in order to authorize the issuance of options to officers, directors and key employees covering an aggregate of 900,000 shares of Common Stock. The summary of the Plan below is qualified in its entirety by reference to the Plan itself, which appears as Exhibit "A" to this proxy statement. Copies of the Plan will be available at the Annual Meeting and can also be obtained by making a written request to the Company's Secretary.

PLAN SUMMARY

General

         The Plan authorizes the granting of "incentive stock options" (as defined in Section 422 of the Internal Revenue Code (the
"Code") and non-qualified stock options.

Shares Subject to the Plan

         A maximum of 900,000 shares of the Company's Common Stock may be issued upon exercise of options granted under the Plan. The
Plan provides for appropriate adjustments in the number and kind of shares subject to the Plan and to outstanding options in the event of a stock split, stock dividend or certain other similar changes in the Company's Common Stock and in the event of a merger, reorganization, consolidation or certain other types of recapitalizations.

         If any option granted under the Plan expires or terminates without having been exercised in full, the number of shares as to which such option was not exercised prior to its expiration or cancellation may again be optioned under the Plan.

Administration of the Plan

         The Plan is to be administered by the Compensation Committee consisting of at least three members of the Board of Directors, appointed from time to time (and removable) by the Board of Directors. No person is eligible to serve on the Compensation Committee unless such person is then a "disinterested person" as defined by Rule 16(b)-3 under the Securities Exchange Act of 1934, as amended. Options may not be granted under the Plan to any member of the Compensation Committee during the term of his or her membership on the Compensation Committee except in accordance with the provisions of the Plan controlling the grant of options to non-employee directors ("Independent Directors").

         In addition to administering the Plan, the Compensation Committee is also authorized to interpret the Plan and the options thereunder, to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Board of Directors, in its absolute discretion, may at any time exercise any and all rights or duties of the Compensation Committee under the Plan, other than the right to select employees for participation and to determine the timing, pricing and amount of grants to employees under the Plan.

         The full Board of Directors, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to options granted to independent directors.

         Members of the Compensation Committee will receive such compensation for their services as may be determined by the Board of Directors. All expenses and liabilities that the members of the Compensation Committee incur in connection with the administration of the Plan will be borne by the Company.

Eligibility to Receive Options

         Any executive or other key employee of the Company or any corporation which is then a parent corporation or subsidiary of the Company (as defined in the Plan) will be eligible to be granted options. The Compensation Committee is authorized to select from among eligible executive or other key employees the individuals to whom options are to be granted and to determine the number of shares to be subject to the options, whether such options are to be incentive stock options or non-qualified stock options, and the terms and conditions of the options, consistent with the Plan.

         More than one option may be granted to an employee; provided, however, that the aggregate number of shares which may be issued upon exercise of options granted to the Company's Chief Executive Officer and the four most highly compensated officers of the Company other than the Chief Executive Officer whose total compensation is required to be reported to the Company's stockholders under the Securities Exchange Act of 1934, as amended, shall not exceed 500,000 shares of Common Stock during any calendar year or in total. Subject to such limitation, there is no restriction as to the number of options or as to the maximum or minimum number of shares that may be granted to any one employee under the Plan.

         Independent Directors will be eligible only to receive non-qualified options. Each Independent Director was automatically granted an option to purchase 3,000 shares of Common Stock on January 25, 1994. During the term of the Plan, each then current Independent Director will automatically be granted on January 25 of each year an option to purchase 3,000 shares of Common Stock. Each new Independent Director initially elected on or before July 25 of a given year will automatically be granted an option to purchase 3,000 shares of Common Stock on the date of his or her initial election to the Board. Independent Directors initially elected after July 25 of any given year will not receive an initial option grant.

Terms of Options

         Each option shall be evidenced by a written stock option agreement (a "Stock Option Agreement") executed the optionee and an authorized officer of the Company which shall contain such terms and conditions as the Compensation Committee (or the Board of Directors, in the case of options to Independent Director) shall determine, consistent with the Plan.

         The price of the shares of Common Stock subject to both incentive stock options and non-qualified stock options shall be set by the Compensation Committee and must be at least 100% of the fair market value of the shares on the date the option is granted; provided, however, in the case of an incentive stock option, the price per share must be at least 110% of the fair market value of such share on the date the option is granted, in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of the Company's stock (or the stock of any subsidiary or any parent corporation); provided further, the price of shares subject to options granted to Independent Directors shall equal 100% of the fair market value of the shares on the date the option is granted, without variation. For purposes of the Plan, the fair market value of a share of the Common Stock as of a given date will be the closing price of a share of Common Stock on the principal exchange on which such shares are then trading, if any, on the trading day immediately preceding such date, or, if the shares are not traded on such date, then on the next preceding trading date during which a sale occurred.

         Except as the Compensation Committee may otherwise provide, in consideration of the granting of an option, the optionee must agree to remain in the employ of the Company, a parent corporation or one of its subsidiaries (or to serve as an Independent Director of the Company), for at least one year after the option is granted (or until the next annual meeting of the stockholders of the Company, in the case of an Independent Director).

         The Compensation Committee (or the full Board of Directors, in the case of options granted to Independent Directors) may provide, in the terms and conditions of an option, that it will terminate upon the dissolution or liquidation of the Company, the merger or consolidation of the Company by another corporation, or the acquisition by another corporation of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock; but, in such event, the Compensation Committee must also give optionees the right to exercise their outstanding options in full during some period prior to such event, even though the options have not yet become fully exercisable.

           No option or right granted under the Plan may be assigned or transferred by the optionee, except upon death. No option or interest or right therein or part thereof will be liable for the debts, contracts or engagements of the optionee or the optionee's successors in interest or will be subject to disposition by transfer, alienation, pledge, encumbrance, assignment or any other means, whether voluntary, involuntary or by operation of law.

         The holders of options will not be, nor have any of the rights or privileges of, a stockholder of the Company as to shares covered by the option until such shares are issued by the Company and delivered to such holders.

         The Compensation Committee (or the Board of Director, in the case of options to Independent Directors), in its discretion, may impose such restrictions on the transferability of shares purchasable upon exercise of an option as it deems appropriate.
Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Compensation Committee may require the employee to give prompt notice of any disposition of shares of Common Stock, acquired by exercise of an incentive stock option, within two years from the date of granting such option or one year after the transfer of such shares to such employee. The
Compensation Committee may require that the certificates evidencing shares acquired by exercise of an incentive stock option refer to such requirement to give prompt notice of disposition.

Exercise of Options

         During the lifetime of the optionee, the option may be exercised only by such optionee. Except in the case of death or disability (within the meaning of Section 22(e)(3) of the Code), no option may be exercised in whole or in part during the first six months after such option is granted. Thereafter, options granted under the Plan will become exercisable at such times and in such installments (which may be cumulative) as the Compensation Committee shall provide in the terms of the option. The Compensation Committee may determine to accelerate the time at which an option becomes exercisable. To the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are first exercisable during any calendar year (and all other incentive stock option plans of the Company, any subsidiary and any parent corporation) exceeds $100,000, such options shall be taxed as non-qualified options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For this purpose, the fair market value of the stock shall be determined as of the time the option with respect to such stock is granted. Options granted to Independent Directors shall become exercisable in cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of option grant, subject to acceleration in the event of retirement.

         Options may be exercised by compliance with certain prescribed procedures, and the option price must be paid in full at the time of exercise. The option price may be paid in cash or by check, by tendering Common Stock of the Company with a fair market value on the date of delivery equal to the aggregate option price, by tendering a full-recourse promissory note (in the case of options granted to employees), or by a combination of these methods.
Payment by promissory note requires the consent of the Compensation Committee and is permitted only where such an extension of credit is not prohibited by law. The Compensation Committee will prescribe the form of such note and the security to be given by the optionee, and such note will bear interest at such rate as to preclude the imputation of interest under the Code. In no event will shares of Common Stock be issued until the purchase price has been paid in full.

         The Compensation Committee may, as a condition of the exercise of any option or rights, require that the optionee deliver such representations and documents as it deems necessary to effect compliance with applicable federal and state securities laws and regulations. The Compensation Committee may also take whatever action it deems appropriate to effect such compliance.

         No option granted to any employee may be exercised to any extent by anyone after the first to occur of the following events:
(1) the expiration of ten years from the date the option was granted, or (2) in the case of an incentive stock option, five years from the date the option was granted in the case of any optionee owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of Company stock (or the stock of any subsidiary or any parent corporation) at the time the incentive stock option is granted, or
(3) the expiration of one year from the date the optionee's employment terminates by reason of death or disability, or the expiration of three months from the date of an employment termination for any reason other than death or disability (unless the optionee dies during this three-month period); provided that any incentive stock option exercised more than three months following termination of employment by reason of retirement, or more than one year following termination of employment by reason of disability, will be taxed, under the Code, as a non-qualified stock option. No option granted to any Independent Director may be exercised to any extent by anyone after the first to occur of the following events: (i) ten years from the date of option grant, or
(ii) three months from the date of termination of directorship (for any reason other than death), or (iii) one year from the date of such Independent Director's death. Subject to the foregoing, the Compensation Committee shall provide, in the terms of each individual option, when such option expires and becomes unexercisable; and the Compensation Committee may provide in the terms of individual options that said options expire immediately upon a termination of employment for any reason.

Amendment and Termination of the Plan

         Amendments of the Plan to increase the aggregate share limit on the stock which may be issued on exercise of options granted under the Plan (except for adjustments resulting from stock splits, etc.), to reduce the minimum option price requirements, to extend the period during which options may be granted or to change the eligibility requirements, would each require the approval of the Company's stockholders within twelve months before or after such amendment. In all other respects, the Plan can be amended, modified, suspended or terminated by the Board of Directors. Notwithstanding the foregoing, the Plan may not be amended more than once every six months, other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended,or the respective rules thereunder.

Federal Income Tax Consequences

         The Plan is neither a qualified pension, profit sharing or stock bonus plan under Section 401(a) of the Code nor an "employee benefit plan" subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. The following discussion is a general summary of the material U.S. federal income tax consequences to U.S. participants in the Plan. The discussion is based on the Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances. Also, alternative minimum tax and state and local taxes are not discussed and may vary from locality to locality.

         Non-qualified Stock Options

         Holders of non-qualified stock options do not realize income as a result of the grant of such an option, but normally realize compensation income upon exercise of such an option to the extent that the fair market value of the shares on the date of exercise of the option exceeds the aggregate option price. The Company is entitled to a tax deduction (subject to the limits of Section
162(m) of the Code which limits the deductibility of certain compensation in excess of $1,000,000), in an amount equal to the compensation income realized by an optionee as a result of the exercise of a non-qualified stock option, subject to tax withholding.

         In the discretion of the Compensation Committee, in lieu of payment in cash of withholding amounts, the optionee may, subject to certain restrictions, pay all or a portion of the federal, state and local taxes, including FICA tax, withheld in connection with the exercise of one or more non-qualified options granted under the Plan, by electing (i) to have the Company withhold shares subject to such non-qualified option, (ii) to deliver shares received in connection with the exercise of such non-qualified option, or (iii) to deliver other previously acquired shares, having a fair market value approximately equal to the amount to be withheld.

         The tax consequence resulting from the exercise of a non-qualified stock option through delivery of already-owned Company shares are not completely certain. In published rulings, the Internal Revenue Service has taken the position that, to the extent an equivalent value of shares is acquired, the employee will recognize no gain and the employee's basis in the stock acquired upon such exercise is equal to the employee's basis in the surrendered shares, that any additional shares acquired upon such exercise are compensation to the employee taxable under the rules described above and that the employee's basis in any such additional shares is their then-fair market value.

         Incentive Stock Options

         Holders of incentive stock options will not be considered to have received taxable income upon either the grant of such an option or its exercise. Upon the sale or other taxable disposition of the shares acquired upon the exercise of an incentive stock option, the full amount of gain will normally be treated as long-term capital gain if sale or other disposition of the shares has not taken place within either (a) two years from the date of the grant of the option or (b) one year from the date of exercise of the option. If the stock is sold or otherwise disposed of before the one- or two-year period, the gain will be taxed as ordinary income to the extent of the difference between the option price and the fair market value of the shares on the date of the exercise of the option; the balance of the gain, if any, will be taxed as a capital gain. If the stock is disposed of at a loss before the expiration of the one- or two-year period, the employee's ordinary income is limited to the amount realized, less the option exercise price paid. The Company (or other employer corporation) is entitled to a tax deduction (subject to the limits of Section
162(m) of the Code), in the case of an incentive stock option only to the extent that an optionee recognizes ordinary income with respect to such option. Thus, the Company (or other employer corporation) will not be entitled to a tax deduction in regard to stock acquired under an incentive stock option and held the requisite one- and two-year periods. If an option originally granted as an incentive stock option is exercised by the optionee more than three months after the optionee's retirement or one year after the optionee's termination of employment by reason of permanent and total disability, the option will be taxed under the rules applicable to non-qualified stock options rather than incentive stock options.

         Upon the exercise of an incentive stock option, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the option price will be an "item of tax preference" for purposes of computing the optionee's alternative minimum tax for the year of exercise. If the shares so acquired are disposed of in the same year, there should be no "item of tax preference" arising from the option exercise. In addition, if an employee transfers shares acquired upon the exercise of an incentive stock option to acquire other shares in connection with the exercise of an incentive stock option, the employee will recognize income from the transaction if the transferred shares have not been held for the required holding periods.

         The tax consequences resulting from the exercise of an incentive stock option through delivery of already-owed shares of Common stock are not completely certain. In published rulings and proposed regulations, the Internal Revenue Service has taken the position that generally the employee will recognize no income upon such stock-for-stock exercise (subject to the discussion above), that, to the extent an equivalent number of shares is acquired, the employee's basis in the shares acquired upon such exercise is equal to the employee's basis in the surrendered shares increased by any compensation income recognized by the employee, that the employee's basis in any additional shares acquired upon such exercise is zero and that any sale or other disposition of the acquired shares within the one- or two-year period described above will be viewed first as a disposition of the shares with the lowest basis.

                             FORM 10-K

         A copy of the Company's Annual Report on Form 10-K will be furnished without charge to stockholders upon request to the Company, at 3200 San Fernando Road, Los Angeles, California 90065, attention: Paul Stanford, Secretary. Telephone (213) 258-2777.

             DATE FOR RECEIPT OF STOCKHOLDERS PROPOSALS

         Stockholder proposals must be received by the Company at its address for inclusion in the proxy materials relating to the 1995
Annual Meeting by November 17, 1994.

                     VOTE REQUIRED FOR APPROVAL

         The eleven nominees for director receiving a plurality of the votes cast at the meeting in person or by proxy shall be elected.
All other matters require for approval the favorable vote of a majority of shares cast either at the meeting in person or by proxy.

         Under the Company's By-laws and Delaware law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a favorable vote of a plurality of the Common Stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. All other proposals to come before the Annual Meeting require the approval of a majority of the shares of stock having voting power present. Abstentions as to a particular proposal will have the same effect as votes against such proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.

                           OTHER MATTERS

         The Company is not aware of any matters that may come before the meeting other than those referred to in the Notice of Annual Meeting of Stockholders. If any other matters shall properly come before the meeting, the persons named in the accompanying form of Proxy intend to vote thereon in accordance with their best judgment.



                                                  Paul Stanford
                                                  Secretary

Los Angeles, California
March 17, 1994


PROXY

[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXIES WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS AND FOR PROPOSALS 2 AND 3.

(1)  Election of Directors.  (see reverse)

                                                          FOR [_]   WITHHELD [_]

     For, except vote withheld from the following nominee(s):

     ________________________________________________________

(2) Ratification of the selection by the Board of Directors of auditors for the year 1994.

                                             FOR [_]   AGAINST [_]   ABSTAIN [_]

(3) Consideration for approval of the Amended and Restated 1993 Stock Option Plan for Officers, Directors and Key Employees of CalMat Co., as recommended by the Board of Directors.

                                             FOR [_]   AGAINST [_]   ABSTAIN [_]

(4)  Any other matter that may properly come before the meeting.

     Management is not aware of any other matters that will be presented for action at the meeting.

     CHANGE OF ADDRESS ON REVERSE SIDE [_]

     The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Stockholders, dated March 17, 1994, and of the Proxy Statement of the same date furnished therewith.


SIGNATURE(S)_____________________________________________  DATE_______________

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

================================================================================
PROXY

                                  CALMAT CO.

   This Proxy is solicited on Behalf of the Board of Directors of CalMat Co.

I hereby constitute and appoint A. Frederick Gerstell and William Jenkins, and each of them, with full power of substitution and revocation to each, as my proxies, to vote all shares of the Company held or owned by me at the Annual Meeting of Stockholders of CalMat Co. to be held in the Pacific Ballroom of the Los Angeles Hilton Hotel, 930 Wilshire Boulevard, Los Angeles, California, at 10:00 a.m., on Wednesday, the 27th day of April, 1994, and at any and all adjournments thereof, upon the following matters:

Election of Directors:  Nominees:

John C. Argue, Harry M. Conger, Rayburn S. Dezember, A. Frederick Gerstell, Richard A. Grant, Jr., Grover R. Heyler, William T. Huston, William Jenkins, Thomas L. Lee, Thomas M. Linden and Stuart T. Peeler.

Change of Address
___________________________________
___________________________________
___________________________________
___________________________________
(If you have written in the above
space, please mark the corresponding
box on the reverse side of this card)


YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY CANNOT
BE VOTED UNLESS YOU SIGN AND RETURN THIS CARD.              [SEE REVERSE SIDE]



                                  EXHIBIT "A"

                             AMENDED AND RESTATED
                            1993 STOCK OPTION PLAN
                  FOR OFFICERS, DIRECTORS AND KEY EMPLOYEES
                                      OF
                                  CALMAT CO.

         CALMAT CO., a corporation organized under the laws of the State of Delaware, hereby adopts this 1993 Stock Option Plan for
Officers, Directors and Key Employees of CalMat Co. The purposes of this Plan are as follows:

                  (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its officers, directors and key Employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

                  (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees and directors considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.

                                 ARTICLE I
                                DEFINITIONS

         Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly
indicates to the contrary.   The masculine pronoun shall include
the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1 - Board
- - -------------------

         "Board" shall mean the Board of Directors of the Company.

Section 1.2 - Code
- - ------------------

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.3 - Committee
- - -----------------------

         "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 6.1.

Section 1.4 - Company
- - ---------------------

         "Company" shall mean CalMat Co., a Delaware corporation.

Section 1.5 - Director
- - ----------------------

         "Director" shall mean a member of the Board.

Section 1.6 - Employee
- - ----------------------

         "Employee" shall mean any employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under
Section 3401(c) of the Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.7 - Executive Officers
- - --------------------------------

         "Executive Officers" shall mean (a) the Chief Executive Officer of the Company (or the individual acting in such capacity) and (b) the four most highly compensated Officers of the Company (other than the Chief Executive Officer) whose total compensation is required to be reported to the Company's stockholders under the Securities Exchange Act of 1934, as amended.

Section 1.8 - Incentive Option
- - ------------------------------

         "Incentive Option" shall mean an Option which qualifies under
Section 422 of the Code and which is designated as an Incentive
Option by the Committee.

Section 1.9 - Independent Director
- - ----------------------------------

         "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

Section 1.10 - Non-Qualified Option
- - -----------------------------------

         "Non-Qualified Option" shall mean an Option which is not an Incentive Option and which is designated as a Non-Qualified Option by the Committee.

Section 1.11 - Officer
- - ----------------------

         "Officer" shall mean an officer of the Company, any Parent Corporation or any Subsidiary.

Section 1.12 - Option
- - ---------------------

         "Option" shall mean an option to purchase capital stock of the Company, granted under the Plan. "Options" includes both Incentive Options and Non-Qualified Options.

Section 1.13 - Optionee
- - -----------------------

         "Optionee" shall mean an Employee or Independent Director to whom an Option is granted under the Plan.

Section 1.14 - Parent Corporation
- - ---------------------------------

         "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.15 - Plan
- - -------------------

         "Plan" shall mean this 1993 Stock Option Plan for Officers, Directors and Key Employees of CalMat Co.

Section 1.16 - Secretary
- - ------------------------

         "Secretary" shall mean the Secretary of the Company.

Section 1.17 - Securities Act
- - -----------------------------

         "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.18 - Subsidiary
- - -------------------------

         "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.19 - Termination Of Directorship
- - ------------------------------------------

         "Termination of Directorship" shall mean the time when an Optionee who was an Independent Director ceases to be a director of the Company for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Directorship.

Section 1.20 - Termination Of Employment
- - ----------------------------------------

         "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Committee, in it absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable Regulations and Revenue Rulings under said Section.

                           ARTICLE II
                     SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject To Plan
- - ------------------------------------

         The shares of stock subject to Options shall be shares of the Company's $1.00 par value Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 900,000; provided, however, that the aggregate number of such shares which may be issued upon the exercise of Options granted to any single Executive Officer under the Plan shall not exceed 500,000 in any calendar year or in total; and provided further that shares which may be issued upon exercise of Options which expire or are cancelled (whether pursuant to Section 3.3(b) or otherwise) shall, solely to the extent required by Code Section 162(m), be counted against this limitation.

Section 2.2 - Unexercised Options
- - ---------------------------------

         If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

Section 2.3 - Changes In Company's Shares
- - -----------------------------------------

         In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options, and appropriate adjustments shall be made by the Board in the number and kind of shares for the purchase of which Options are granted to Independent Directors under Section 3.3(c).

                               ARTICLE III
                          GRANTING OF OPTIONS

Section 3.1 - Eligibility
- - -------------------------

         Any executive or other key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options, except as provided in Sections 3.2 and 6.1(a). Each Independent Director of the Company shall be eligible to receive Options at the times and in the manner set forth in Section 3.3(c).

Section 3.2 - Qualification Of Incentive Options
- - ------------------------------------------------

         No Incentive Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. Options granted under the Plan to Independent
Directors do not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986.

Section 3.3 - Granting Of Options
- - ---------------------------------

         (a) The Committee shall from time to time, in its absolute discretion:

                  (1) Determine which Employees are executive or other key Employees and select from among the executive or other key
         Employees (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

                  (2) Determine the number of shares to be subject to such Options granted to such selected executive or other key
         Employees, and determine whether such Options are to be Incentive Options or Non-Qualified Options; and

                  (3) Determine the terms and conditions of such Options, consistent with the Plan.

         (b) Upon the selection of an executive or other key Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised
Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.

         (c) Each Independent Director shall automatically be granted an Option to purchase 3,000 shares of Common Stock (subject to adjustment as provided in Section 2.3) on January 25, 1994. During the term of the Plan, each then current Independent Director shall automatically be granted, on January 25 of each year, an Option to purchase 3,000 shares of Common Stock (subject to adjustment as provided in Section 2.3). When a person is initially elected to the Board and is then an Independent Director, and the date of such initial election is on or before July 25 of that year, each such new Independent Director automatically shall be granted an Option to purchase 3,000 shares of Common Stock (subject to adjustment as provided in Section 2.3) on the date of his or her election to the Board. A person initially elected to the Board as an Independent
Director whose initial election occurs after July 25 of that year will not receive an initial Option grant pursuant to the preceding sentence. Members of the Board who are Employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to the second preceding sentence, but to the extent they are otherwise eligible, will receive after retirement from the Company Options as described in the second sentence of this Section 3.3(c). All the foregoing
Option grants authorized by this Section 3.3(c) are subject to stockholder approval of the Plan at the 1994 Annual Meeting of Stockholders.

                              ARTICLE IV
                           TERMS OF OPTIONS

Section 4.1 - Option Agreement
- - ------------------------------

         Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

Section 4.2 - Option Price
- - --------------------------

         (a) The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the fair market value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Option, the price per share shall not be less than 110% of the fair market value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation; and provided, further, that the price of the shares subject to each Option granted to an Independent Director shall equal 100% of the fair market value of such shares on the date such Option is granted, without variation hereunder.

         (b) For purposes of the Plan, the fair market value of a share of the Company's stock as of a given date shall be:

                  (1) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or

                  (2) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (i) the last sales price (if the stock is then listed as a National Market
         Issue under the NASD National Market System) or (ii) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system;
         or

                  (3) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee (or the Board, in the case of Options granted to Independent Directors); or

                  (4) if the Company's stock is not publicly traded, the fair market value established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

Section 4.3 - Commencement Of Exercisability
- - --------------------------------------------

         (a) Except in the case of death or disability (within the meaning of Section 22(e)(3) of the Code), no Option may be exercised in whole or in part during the six months after such Option is granted.

         (b) Subject to the provisions of Sections 4.3(a), 4.3(c), 4.3(d) and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c), 4.3(d) and 7.3, accelerate the time at which such Option or any portion thereof may be exercised; provided, further, that Options granted to Independent Directors shall become exercisable in cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of Option grant, and the term of each such Option shall be ten years, without variation or acceleration hereunder, except that notwithstanding Section 4.3(a), any Option granted to an Independent Director shall become immediately exercisable in full upon the retirement of the Independent Director in accordance with the Company's retirement policy applicable to directors.

         (c) No portion of an Option which is unexercisable at Termination of Employment or Termination of Directorship shall thereafter become exercisable.

         (d) To the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such options shall be taxed as Non-Qualified Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section
4.3(d), the fair market value of stock shall be determined as of the time the option with respect to such stock is granted.

Section 4.4 - Expiration Of Options
- - -----------------------------------

         (a) No Option granted to an Employee may be exercised to any extent by anyone after the first to occur of the following events:

                  (1) The expiration of ten years from the date the Option was granted; or

                  (2) In the case of an Incentive Option granted to an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Incentive Option was granted; or

                  (3) Except in the case of any Optionee who dies, who retires in accordance with the terms of a Company retirement plan or who is disabled (within the meaning of Section
         22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said three-month period; provided, however, that any Incentive Option exercised more than three months following Termination of Employment by reason of retirement or more than one year following Termination of Employment by reason of disability may be taxed, under the Code, as a Non-Qualified Option.

         (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option granted to an Employee, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

         (c) No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

                  (1) The expiration of ten years from the date the Option was granted; or

                  (2) The expiration of three months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death unless the Optionee dies within said three-month period; or

                  (3) The expiration of one year from the date of the Optionee's death.

Section 4.5 - Consideration
- - ---------------------------

         In consideration of the granting of the Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company, a Parent Corporation or a Subsidiary (or to serve as an Independent Director of the Company) for a period of at least one year after the Option is granted (or until the next Annual Meeting of Stockholders of the Company, in the case of an Independent Director). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of or as a Director of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

Section 4.6 - Adjustments In Outstanding Options
- - ------------------------------------------------

         In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee (or the Board, in the case of Options granted to Independent Directors) shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section
424(h)(3) of the Code. Any such adjustment made by the Committee or the Board shall be final and binding upon all Optionees, the Company and all other interested persons.

Section 4.7 - Merger, Consolidation, Acquisition, Liquidation
              Or Dissolution
- - -------------------------------------------------------------

         The Committee (or the Board, in the case of Options granted to Independent Directors) shall provide by the terms of each Option that, upon or in connection with the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company, such Option shall either (a) be (1) assumed or (2) replaced by a substitute option granted by any successor corporation or (b) be or become exercisable, for a minimum of 30 days prior to such event, as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option, but subject to Section 4.3(d).

                            ARTICLE V
                        EXERCISE OF OPTIONS

Section 5.1 - Person Eligible To Exercise
- - -----------------------------------------

         During the lifetime of the Optionee, only he may exercise an Option granted to him, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4 or Section 4.7, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise
- - ------------------------------

         At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under Section 4.4 or Section 4.7, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee (or Board, in the case of Options granted to Independent Directors) may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner Of Exercise
- - --------------------------------

         An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.4 or Section 4.7:

                  (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee (or Board, in the case of Options granted to Independent Directors); and

                  (b) Full payment for the shares with respect to which such Option or portion is thereby exercised:

                          (1)      In cash or by check; or

                          (2) By delivery of shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company with a fair market value (as determined under Section 4.2(b)) on the date of delivery equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

                          (3) In the case of Options granted to Employees, and with the consent of the Committee, by delivery of a full recourse promissory note bearing interest (at least such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                          (4)      By means of any combination of the
                  consideration provided in the foregoing subsections (1),
                  (2) and (3); and

                  (c) Such representations and documents as the Committee or Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                  (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Conditions To Issuance Of Stock Certificates
- - ----------------------------------------------------------

         The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                  (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee or Board shall, in its absolute discretion, deem necessary or advisable; and

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or Board shall, in its absolute discretion, determine to be necessary or advisable; and

                  (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

                  (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee or Board may establish from time to time for reasons of administrative convenience.

Section 5.5 - Rights As Stockholders
- - ------------------------------------

         An Optionee shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Optionee.

Section 5.6 - Transfer Restrictions
- - -----------------------------------

         The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                         ARTICLE VI
                       ADMINISTRATION

Section 6.1 - Stock Option Committee
- - ------------------------------------

         (a) The Stock Option Committee shall consist of at least three Directors, appointed by and holding office during the pleasure of the Board. No Options may be granted to any member of the Committee, except pursuant to Section 3.3(c), during the term of his membership on the Committee. No person shall be eligible to serve on the Committee unless he is then a "disinterested person" within the meaning of Rule 16(b)-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange
Act of 1934, if and as such Rule is then in effect.

         (b)      All members of the Committee shall be Directors.

         (c) Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 6.2 - Duties And Powers Of Committee
- - --------------------------------------------

         It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Options shall be consistent with the basic purpose of the Plan to grant
"incentive stock options" within the meaning of Section 422 of the Code. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan, other than the right to select Employees for participation and to determine the timing, pricing and amount of grants to Employees under Sections 3.3(a), 3.3(b), 4.2 and 4.3 of the Plan.

Section 6.3 - Majority Rule
- - ---------------------------

         The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.


Section 6.4 - Compensation; Professional Assistance;
              Good Faith Actions
- - ----------------------------------------------------

         Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee or Board in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Board, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons.
No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee and the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

                         ARTICLE VII
                      OTHER PROVISIONS

Section 7.1 - Options Not Transferable
- - --------------------------------------

         No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this
Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.2 - Amendment, Suspension Or Termination Of The Plan
- - --------------------------------------------------------------

         The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within 12 months before or after the action by the Board, no action of the Board may, except as provided in
Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of Section 4.2(a) or extend the limit imposed in this Section 7.2 on the period during which Options may be granted. Notwithstanding the foregoing, the Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the respective rules thereunder. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

                          (a) The expiration of ten years from the date the Plan is adopted by the Board; or

                          (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under
                  Section 7.3.

Section 7.3 - Approval Of Plan By Stockholders
- - ----------------------------------------------

         This Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided, further, that if such approval has not been obtained at the end of said 12-month period, all Options previously granted under the Plan shall thereupon be cancelled and become null and void.

Section 7.4 - Effect Of Plan Upon Other Option And
              Compensation Plans
- - --------------------------------------------------

         The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees or directors of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.5 - Titles
- - --------------------

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.




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